Consolidated Statements of Comprehensive Income (Loss) (USD $)	12 Months Ended
	Dec. 30, 2012	Dec. 25, 2011
Net income	$ 275,139	$ 1,996,031
Other comprehensive income (loss)
Unrealized changes in fair value of interest rate swaps, net of tax of $146,457	(284,294)
Comprehensive income (loss)	(9,155)	1,996,031
Less: Comprehensive (income) attributable to noncontrolling interest	(95,040)	(153,845)
Comprehensive income (loss) attributable to DRH	$ (104,195)	$ 1,842,186